Execution Version
SIXTH AMENDMENT TO CREDIT AGREEMENT

    This SIXTH AMENDMENT TO CREDIT AGREEMENT dated as of August 7, 2024 (this “Sixth Amendment”) amends that certain Credit Agreement, dated as of November 5, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of January 27, 2022, that certain Second Amendment to Credit Agreement, dated as of December 29, 2022, that certain Third Amendment to Credit Agreement, dated as of January 9, 2023, that certain Fourth Amendment to Credit Agreement, dated as of May 14, 2024, that certain Fifth Amendment to Credit Agreement, dated as of June 2, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Sixth Amendment, the “Amended Credit Agreement”), among INOTIV, INC., an Indiana corporation (the “Borrower”), the Subsidiary Guarantors party thereto, the Lenders party thereto and JEFFERIES FINANCE LLC, as administrative agent (the “Administrative Agent”) and as collateral agent (the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Amended Credit Agreement.

RECITALS:

WHEREAS, pursuant to Section 11.02 of the Existing Credit Agreement, the Borrower has requested that the Lenders enter into this Sixth Amendment; and

WHEREAS, in connection with the foregoing, the Lenders party hereto (constituting the Required Lenders) and the Borrower desire to amend the Existing Credit Agreement in accordance with Section 11.02 thereof in the form of this Sixth Amendment, such amendments to become effective on the Sixth Amendment Effective Date (as defined below).
    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained in this Sixth Amendment, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement.
Subject to the satisfaction of the conditions set forth in Section 2 hereof, as of the Sixth Amendment Effective Date:

(a)The following definitions are hereby inserted into Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“Cash Flow Forecast” shall have the meaning assigned to such term in Section 5.01(i).
“Liquidity” shall mean, at any date, the sum of (x) the aggregate amount of cash and Cash Equivalents of the Borrower and its Subsidiaries as of such date plus (y)(i) the aggregate amount of Revolving Commitments minus (ii) the aggregate amount of Revolving Exposure, minus (z) the aggregate amount of trade payables more than 90 days overdue as of such date.
“Liquidity Test Date” shall have the meaning assigned to such term in Section 6.15(c).
“Minimum Liquidity Covenant” shall have the meaning assigned to such term in Section 6.15(c).

(b)Section 5.01(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
    (i) Weekly Thirteen Week Cash Flow Forecasts. Within five (5) Business Days following the end of each calendar week, commencing with the calendar week ended Friday, August 16, 2024, a rolling thirteen (13) week cash flow forecast (each a “Cash Flow Forecast”) setting forth all forecasted receipts and disbursements prepared on a weekly basis for the Borrower and its Subsidiaries, which shall be in form and detail reasonably satisfactory to the Required Lenders and the Borrower; and
(c)Section 5.01(j) shall be added to the Existing Credit Agreement as follows:
    (j) Weekly Liquidity Certificate. Commencing with the week ended Friday, August 16, 2024, within one (1) Business Day after the end of each calendar week, a liquidity certificate in form and detail reasonably satisfactory to the Required Lenders and the Borrower evidencing compliance with the Minimum Liquidity Covenant for the preceding Liquidity Test Date.
(d)Section 6.15 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(a)     Maximum Secured Leverage Ratio. Permit the Secured Leverage Ratio, as of the last day of any Test Period ending on the date set forth in the table below, to exceed the ratio set forth opposite such Test Period end date in the table below:

Fiscal Quarter Ending	Maximum First Lien Leverage Ratio
March 31, 2022	4.25:1.00
June 30, 2022	4.25:1.00
September 30, 2022	4.25:1.00
December 31, 2022	4.25:1.00
March 31, 2023	4.25:1.00
June 30, 2023	4.25:1.00
September 30, 2023	3.75:1.00
December 31, 2023	3.75:1.00
March 31, 2024	3.75:1.00
June 30, 2024	Not Tested
September 30, 2024	3.75:1.00
December 31, 2024	3.75:1.00
March 31, 2025 and each fiscal quarter ending thereafter	3.00:1.00

(b)Minimum Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as of the last day of each Test Period, (i) ending on or before the one year anniversary of the Closing Date, to be less than 1.00:1.00, (ii) ending after the one year anniversary of the Closing Date and on or before March 31, 2024, to be less than 1.10:1.00 and (iii) ending after March 31, 2024, to be less than the ratio set forth opposite such Test Period end date in the table below:

Fiscal Quarter Ending	Minimum Fixed Charge Coverage Ratio
June 30, 2024	Not Tested
September 30, 2024 and each fiscal quarter ending thereafter	1.10:1.00

(c)Minimum Liquidity. Commencing with the week ending August 16, 2024, permit the average Liquidity for the five (5) Business Day period ending on the last Business Day of each week (each, a “Liquidity Test Date”) (x) for the August 16, 2024, August 23, 2024 and August 30, 2024 Liquidity Test Dates, to be less than $7,000,000, (y) for the October 11, 2024, October 18, 2024 and October 25, 2024 Liquidity Test Dates, to be less than $17,500,000 and (z) for all other Liquidity Test Dates, to be less than $10,000,000 (clauses (x), (y) and (z), the “Minimum Liquidity Covenant”).

Section 2. Conditions to Effectiveness. The effectiveness of the amendments to the Existing Credit Agreement set forth in Section 1(a) hereof are each subject to the satisfaction of the following conditions precedent, each, in the case of documentary conditions, in form and substance reasonably satisfactory to the Required Lenders (the date of such satisfaction, the “Sixth Amendment Effective Date”):

(a)the Lenders party hereto shall have received duly executed counterparts of this Sixth Amendment from the Borrower, the other Loan Parties and the Lenders constituting the Required Lenders.
Section 3. [Reserved].

Section 4. Costs and Expenses. Without limiting the obligations of the Borrower under the Amended Credit Agreement, the Borrower agrees to pay or reimburse all of the reasonable and documented out-of-pocket costs and expenses incurred by the Lenders in connection with the preparation, negotiation and execution of this Sixth Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 11.03 of the Amended Credit Agreement, including all reasonable and documented fees, disbursements and other charges of Proskauer Rose LLP and Berkeley Research Group, LLC (collectively, the “Lender Expenses”).

Section 5. Representations and Warranties. Each Loan Party hereby represents and warrants, on and as of the date hereof and the Sixth Amendment Effective Date, that:

(a)    Each of the representations and warranties made by the Loan Parties set forth in Article III of the Amended Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on the date hereof and on the Sixth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date).

(b)    The transactions contemplated by this Sixth Amendment and the Amended Credit Agreement are within the Loan Parties’ powers and have been duly authorized by all necessary corporate or other organizational action on behalf of each Loan Party. This Sixth Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)    The execution, delivery and performance by each Loan Party of this Sixth Amendment and the Amended Credit Agreement will not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect or (B) consents, approvals, registrations, filings, permits or actions the failure of which to obtain or perform could not reasonably be expected to result in a Material Adverse Effect, (ii) violate the Organizational Documents of such Loan Party, (iii) violate or result in a default or require any consent or approval under (x) any indenture, agreement, or other instrument binding upon any Loan Party or its Property or to which any Loan Party or its Property is subject, or give rise to a right thereunder to require any payment to be made by any Loan Party, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect or (y) any Organizational Document, (iv) violate any material Legal Requirement in any material respect or (v) result in the creation or imposition of any Lien on any Property of any Loan Party other than the Liens created by the Security Documents.

(d)    As of the date hereof, both before and immediately after giving effect to this Sixth Amendment, no Default or Event of Default has occurred or is continuing.

Section 6. Reference to and Effect on the Existing Credit Agreement.

(a)    On and after the effectiveness of this Sixth Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)    The Existing Credit Agreement as specifically amended by this Sixth Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Sixth Amendment shall be a “Loan Document” for purposes of the definition thereof in the Existing Credit Agreement.

(c)    The execution, delivery and effectiveness of this Sixth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 7. [Reserved].

Section 8. Conditions Subsequent. The Borrower hereby agrees that it shall satisfy the requirements set forth on Schedule 1 hereto on or prior to the dates specified therein.

Section 9. Acknowledgement.

(a)    Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

(b)    Each Loan Party acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Sixth Amendment.

(c)    Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Sixth Amendment and consents to the amendment of each of the Existing Credit Agreement effected pursuant to this Sixth Amendment.

(d)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Sixth Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Sixth Amendment and (ii) nothing in the Amended Credit Agreement, this Sixth Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Existing Credit Agreement.

(e)    Each of the Borrower and each Guarantor hereby (i) acknowledges and agrees that all of its obligations under the Guarantees set out in the Amended Credit Agreement and any other guaranties in the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Amended Credit Agreement and (iii) acknowledges and agrees that the grants of security interests by and the Guarantees of the Loan Parties contained in the Amended Credit Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to this Sixth Amendment. Nothing contained in this Sixth Amendment shall be construed as substitution or novation of the obligations outstanding under the Amended Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

Section 10. Execution in Counterparts; Integration. This Sixth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Sixth Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Sixth Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Fifth Amendment or any document to be signed in connection with this Sixth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. This Sixth Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof (including, for the avoidance of doubt, the 2024 Settlement) and no term, provision or agreement in any such other agreements or understandings shall be binding on the Lenders party hereto or otherwise affect the rights and obligations of the Parties hereunder.

Section 11. Governing Law.

(a)     THIS SIXTH AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its Property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof (except to the extent any Agent requires submission to any other jurisdiction in connection with the exercise of any rights under any security document or the enforcement of any judgment), in any action or proceeding arising out of or relating to this Sixth Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable Legal Requirements, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Sixth Amendment shall affect any right that the Administrative Agent or the Lenders may otherwise have to bring any action or proceeding relating to this Sixth Amendment against it or any of its assets in the courts of any jurisdiction.

(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirements, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Sixth Amendment in any court referred to in Section 11(b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirements, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Sixth Amendment irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than facsimile or email) in Section 11.01 of the Existing Credit Agreement. Nothing in this Sixth Amendment will affect the right of any party to this Sixth Amendment to serve process in any other manner permitted by applicable Legal Requirements.

Section 12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIFTH AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

Section 13. Headings. The headings of the sections and subsections used herein are for convenience of reference only, are not part of this Sixth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Sixth Amendment.

Section 14. Severability. Any provision of this Sixth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

INOTIV, INC.,
as the Borrower

By:
    Name:
    Title:

BAS EVANSVILLE, INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

SEVENTH WAVE LABORATORIES, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

BRONCO RESEARCH SERVICES LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

BASi GAITHERSBURG LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

[Signature Page to the Sixth Amendment to Credit Agreement]

INOTIV BOULDER, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

INOTIV RESEARCH MODELS, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO RMS, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO RMS B.V., INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO NEW HOLDCO, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

[Signature Page to the Sixth Amendment to Credit Agreement]

ENVIGO GLOBAL SERVICES INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ERPP, INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO BIOPRODUCTS, INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO HOLDING I, INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

PLATO BIOPHARMA, INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

[Signature Page to the Sixth Amendment to Credit Agreement]

INTEGRATED LABORATORY SYSTEMS, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

INOTIV LAMS WEST INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

[Signature Page to the Sixth Amendment to Credit Agreement]

[●],
as a Lender

By:
    Name:
    Title:

[Signature Page to the Sixth Amendment to Credit Agreement]

Schedule 1 to Sixth Amendment

Post-Closing Requirements

Not later than the last Business Day of each week ending August 16, 2024, August 23, 2024 and August 30, 2024, the Borrower shall have paid or reimbursed equal weekly installments (or such other dates or amounts as agreed to by Proskauer Rose LLP or Berkeley Research Group, LLC, in each case, in its sole discretion) of all of the Lender Expenses incurred as of the Sixth Amendment Effective Date by Proskauer Rose LLP and Berkeley Research Group, LLC, as and to the extent invoiced on or prior to the Sixth Amendment Effective Date (and prior to the occurrence thereof).
[Signature Page to the Sixth Amendment to Credit Agreement]